GOODWILL	12 Months Ended
Dec. 31, 2021
Intangible Assets [Abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2021	2020
Balance at beginning of year	$2,331	$2,346
Acquisitions through business combinations	6	9
Dispositions	—	(215)
Foreign currency translation	(121)	191
Balance at end of year	$2,216	$2,331
Goodwill is allocated to the following segments as at December 31, 2021 and 2020:

(US$ MILLIONS)	2021	2020
Business services	$2,019	$2,137
Infrastructure services	197	194
Industrials	—	—
Total	$2,216	$2,331
To determine whether goodwill is impaired, the company compares the carrying amount of its cash generating units to which goodwill has been allocated to their recoverable amounts. The recoverable amounts of the company's cash generating units are primarily determined by calculating their value in use. For each cash generating unit, this involves estimating expected future cash flows, determining an appropriate discount rate and aggregating discounted expected cash flows to arrive at value in use. The most significant assumptions used in this determination are revenue growth rates, discount rates and perpetuity growth rates which individually range from 2.5% to 7.0%, 8.0% to 13.0%, and 1.5% to 3.0%, respectively. These assumptions and inputs are forecasted over a period of 5 years and are based on internal management budgets, reflective of historical experience and macroeconomic expectations. As at December 31, 2021 and 2020, the recoverable amounts of each cash generating unit exceeded their respective carrying amounts and accordingly no goodwill impairment has been recorded.